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                                                                   EXHIBIT 10.11


                                 FIFTH AMENDMENT

                                       TO

                    DELL COMPUTER CORPORATION INCENTIVE PLAN


         Dell Computer Corporation, a Delaware corporation (the "Company"), hereby adopts an amendment to the Dell Computer Corporation Incentive Plan, dated June 22, 1994, as amended (the "Incentive Plan"), as specified below.

                                    RECITALS

         A. The Incentive Plan was submitted to, and approved by, the stockholders of the Company at the Company's annual meeting of stockholders held on June 22, 1994. Following such approval, the Incentive Plan was adopted by the Company effective June 22, 1994. The Incentive Plan was subsequently amended effective July 21, 1995, November 30, 1995, July 18, 1997 and September 12, 1997.

         B. The Board of Directors of the Company (the "Board") has duly adopted resolutions directing that the Incentive Plan be amended as described herein and approving the amendment to the Incentive Plan described herein.

         Now, therefore, the Company hereby adopts the following amendment to the Incentive Plan.

         1. AMENDMENT TO OPTION AWARDS FOR NON-EMPLOYEE DIRECTORS.

            (a) Paragraph 5.2 of the Incentive Plan is hereby deleted and replaced in its entirety with the following:

            5.2 Automatic Grant of Awards. Awards of Nonstatutory Options shall be made automatically to Non-employee Directors as follows:

                (a) For each Service Year (as defined below), commencing with the Service Year that begins in 1998, each Non-employee Director who is a director of the Corporation at the beginning of such Service Year shall be granted a Nonstatutory Option, effective as of the first day of such Service Year. The number of shares of Stock subject to such Option shall be the number (rounded to the next lowest whole number) obtained by dividing (1) the Annual Award Base Number (as defined in subparagraph (c) of this Paragraph 5.2) applicable in such Service Year by (2) the Fair Market Value of the Stock on the Date of Grant (such number being referred to herein as the "Annual Award"). As






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            used herein, a "Service Year" is the approximately annual period commencing at an annual meeting of the Corporation's stockholders and ending at the next annual meeting of the Corporation's stockholders. Each person who first becomes a Non-employee Director after the beginning of a Service Year shall be granted a Nonstatutory Option, effective as of the date of the first meeting of the Board of Directors that such person attends in his or her capacity as a Non-employee Director, with the number of shares of Stock subject to such Option being computed as follows: if 50% or more of the scheduled Board of Directors meetings for such Service Year are scheduled to occur after such person first becomes a Non-employee Director, the number of shares of Stock subject to such Option shall be equal to 100% of the Annual Award; otherwise, the number of shares of Stock subject to such Option shall be equal to 50% of the Annual Award.

                (b) Each person who first becomes a Non-employee Director during or after the Service Year that began in 1997 shall be granted a Nonstatutory Option, effective as of the date of the first meeting of the Board of Directors that such person attends in his or her capacity as a Non-employee Director. The number of shares of Stock subject to such Option shall be the number (rounded to the next lowest whole number) obtained by dividing (1) the Initial Award Base Number (as defined in subparagraph (c) of this Paragraph 5.2) applicable on the Date of Grant by (2) the Fair Market Value of the Stock on the Date of Grant.

                (c) The "Annual Award Base Number" applicable in the Service
            Year that begins in 1998 shall be $650,000, and the "Annual Award Base Number" applicable in any subsequent Service Year shall be equal to 110% of the Annual Award Base Number applicable in the immediately preceding Service Year. The "Initial Award Base Number" applicable on any day shall be equal to 300% of the Annual Award Base Number applicable on such day.

                (d) Notwithstanding any provision of this Plan to the contrary, the method of computing the number of shares subject to the automatic Awards under this Paragraph 5.2 shall not be adjusted by reason of a subdivision of the number of shares of Stock then outstanding into a greater number of shares (by reclassification, Stock split, the issuance of a distribution on Stock payable in Stock or otherwise) or a consolidation of the number of shares of Stock then outstanding into a lesser number of shares (by reclassification, reverse Stock split or otherwise); however, for




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            automatic Awards that were issued previous to, and are outstanding at the time of, any such event, the number of shares subject to the Option and the applicable exercise price shall be adjusted as provided in Paragraph 11.1.

            (b) Paragraph 5.4 of the Incentive Plan is hereby deleted and replaced in its entirety with the following:

            5.4 Terms and Conditions of Automatic Awards. Each Option that is automatically awarded to a Non-employee Director pursuant to Paragraph
         5.2 shall be subject to the following terms (in addition to the terms specified in Paragraph 5.2):

                (a) The exercise price per share shall be the Fair Market Value of the Stock on the Date of Grant.

                (b) The Option shall vest and become exercisable with respect to
            20% of the shares subject to the Option on each of the first five anniversaries of the Date of Grant so long as the Non-employee Director remains a director of the Corporation through those dates.

                (c) The Option shall terminate at the close of business on the tenth anniversary of the Date of Grant or, if earlier, as follows:
            (1) if the Non-employee Director is removed from the Board of Directors in accordance with the terms of the Corporation's Bylaws or resigns from the Board of Directors (and such resignation was demanded or requested by the Board of Directors), the Option shall terminate immediately upon such removal or resignation; (2) if the Non-employee Director ceases to be director of the Corporation because of his or her death or Disability, the Option shall terminate at the close of business on the date that is one year after the Non-employee Director ceases to be a director of the Corporation; and (3) if the Non-employee Director ceases to be a director of the Corporation for any other reason, at the close of business on the 90th day after the Non-employee Director ceases to be a director of the Corporation. Upon termination of the Option, any portion thereof that has not been exercised (whether or not such portion has vested and become exercisable) shall be void.

                (d) The following provisions of this Plan shall be incorporated into the applicable Award Agreement: Paragraphs 11.10, 11.11, 11.12, 11.15, 11.16, 11.17, 11.19 and 11.21, the last sentence of Paragraph 11.23, Section 12 and Section 13.





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            Otherwise, the Option shall not be subject to the provisions of
            Section 10 or 11.

         2. NO EFFECT ON OTHER PROVISIONS. Except as described in Paragraph 1 above, the terms, conditions and provisions of the Incentive Plan shall remain in full force and effect and shall be unaffected by this amendment.

         3. EFFECTIVE DATE OF AMENDMENT. This amendment, and the changes to the provisions of the Incentive Plan effected hereby, shall be effective as of November 21, 1997.

         In witness whereof, the Company, acting by and through its duly authorized officer, has executed this instrument to be effective as of the date specified in Section 3 above.

                                       DELL COMPUTER CORPORATION


                                       By:         MICHAEL S. DELL
                                          ------------------------------------
                                                   Michael S. Dell
                                         Chairman and Chief Executive Officer